UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

Adtalem Global Education Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	NYSE, CSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Adtalem Global Education Inc. (“Adtalem”) on October 23, 2019, Adtalem is party to a Stock Purchase Agreement, dated as of October 18, 2019 (the “Agreement”), by and among Adtalem, Global Education International B.V. (“Global Education”), Estácio Participações S.A. (“Estácio”) and Sociedade de Ensino Superior Estácio de Sá. Ltda. (the “Purchaser”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 24, 2020, and under the terms of the Agreement (as amended by a Letter Agreement, dated as of April 24, 2020 (the “Letter Agreement”), by and among Adtalem, Global Education, Estácio and the Purchaser), Global Education sold all of the issued and outstanding shares of Adtalem Brasil Holding S.A. to Purchaser for cash (such sale, the “Transaction”). The purchase price paid by Purchaser at the closing of the Transaction consisted of R$2.206 billion, subject to certain post-closing adjustments pursuant to the Agreement. As a result, Global Education no longer owns any voting or economic interest in Adtalem Brasil Holding S.A.

The description of the Transaction set forth above does not purport to be complete and is qualified in its entirety by reference to the Agreement filed as Exhibit 2.1 hereto and the Letter Agreement filed as Exhibit 2.2 hereto, which are incorporated in this Item 2.01 by reference.

Item 7.01. Regulation FD Disclosure.

On April 27, 2020, Adtalem issued a press release announcing the closing of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference in any filing of Adtalem under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.

The following unaudited pro forma financial information of Adtalem is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:
•  Unaudited pro forma consolidated balance sheet as of December 31, 2019.
•  Unaudited pro forma consolidated statements of earnings for the six months ended December 31, 2019 and each of the years ended June 30, 2019, 2018 and 2017.
•  Notes to the unaudited pro forma consolidated financial statements.

(d)    Exhibits.

The following is a list of the Exhibits filed with this report:

Exhibit No.	Description
2.1
Stock Purchase Agreement, by and among Global Education International B.V., Sociedade de Ensino Superior Estácio de Sá Ltda., Adtalem Global Education Inc., and Estácio Participações S.A., dated as of October 18, 2019 (incorporated by reference to Exhibit 2.1 to Adtalem’s Current Report on Form 8-K filed on October 23, 2019).

2.2
Letter Agreement, by and among Global Education International B.V., Sociedade de Ensino Superior Estácio de Sá Ltda., Adtalem Global Education Inc., and Estácio Participações S.A., dated as of April 24, 2020.

99.1	Press Release of Adtalem dated April 27, 2020
99.2	Adtalem Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

Date: April 27, 2020	By:	/s/ Michael O. Randolfi
	Name:	Michael O. Randolfi
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)